Exhibit 99.17(a)

PROXY CARD

CREDIT SUISSE LARGE CAP BLEND FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 3, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael Pignataro and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments or postponements thereof, all shares of Credit Suisse Large Cap Blend Fund, Inc. (the “Fund”) standing in the name of the undersigned as of the close of business on July 29, 2011 is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010, on October 3, 2011 at 9:30 a.m. Eastern Time, and any and all adjournments and postponements thereof.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the proposal listed below.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the Special Meeting or any adjournments, postponements, continuations, or rescheduling thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

PLEASE FOLD HERE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.	Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

2.	Touchtone Phone:	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3.	Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us. You will need your control number above to log in.

“Scanner Bar Code”

TAG ID:	CUSIP:

CREDIT SUISSE LARGE CAP BLEND FUND, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 3, 2011

This proxy will be governed by and construed in accordance with the laws of Maryland and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL.

PROPOSAL:

1.

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) which contemplates the reorganization of the Credit Suisse Large Cap Blend Fund, Inc. (the “Large Cap Blend Fund”) into Aberdeen U.S. Equity I Fund (the “U.S. Equity I Fund”), a series of Aberdeen Funds, a Delaware statutory trust, and provides that the Large Cap Blend Fund will transfer all of its assets and liabilities to the U.S. Equity I Fund in exchange for shares of certain classes of the U.S. Equity I Fund, which shares will be distributed to the shareholders of the corresponding class of the Large Cap Blend Fund in complete liquidation and dissolution of the Large Cap Blend Fund.

FOR	AGAINST	ABSTAIN

☐	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.
WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

CREDIT SUISSE CAPITAL FUNDS

Credit Suisse Large Cap Blend II Fund

SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 3, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Michael Pignataro and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments or postponements thereof, all shares of Credit Suisse Large Cap Blend II Fund, a series of Credit Suisse Capital Funds, a Massachusetts business trust (the “Fund”) standing in the name of the undersigned as of the close of business on July 29, 2011 is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010, on October 3, 2011 at 9:30 a.m. Eastern Time, and any and all adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Trustees in favor of the proposal listed below.

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented to the Special Meeting or any adjournments, postponements, continuations, or rescheduling thereof.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

PLEASE FOLD HERE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1.	Internet:

Log on to www.proxyonline us Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

2.	Touchtone Phone:	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

3.	Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www. proxyonline us You will need your control number above to log in.

“Scanner Bar Code”

TAG ID:	CUSIP:

CREDIT SUISSE CAPITAL FUNDS

Credit Suisse Large Cap Blend II Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 3, 2011

This proxy will be governed by and construed in accordance with the laws of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL.

PROPOSAL:

1.

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) which contemplates the reorganization of the Credit Suisse Large Cap Blend II Fund, a series of Credit Suisse Capital Funds, a Massachusetts business trust (the “Large Cap Blend II Fund”) into Aberdeen U.S. Equity II Fund (the “U.S. Equity II Fund”), a series of Aberdeen Funds, a Delaware statutory trust, and provides that the Large Cap Blend II Fund will transfer all of its assets and liabilities to the U.S. Equity II Fund in exchange for shares of certain classes of the U.S. Equity II Fund, which shares will be distributed to the shareholders of the corresponding class of the Large Cap Blend II Fund in complete liquidation and dissolution of the Large Cap Blend II Fund.

FOR	AGAINST	ABSTAIN

☐	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.
WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:	CUSIP: